EXHIBIT 32.1
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CERTIFICATION OF PERIODIC REPORT

I, Marvin F. Romanow, President and Chief Executive Officer of Nexen Inc., a Canadian Corporation (the "Company") certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended September 30, 2009 as filed with the Securities and Exchange
       Commission on the date hereof (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:  November 3, 2009

                                        /s/ Marvin F. Romanow
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                                        Marvin F. Romanow
                                        President and Chief Executive Officer


A signed original of this written statement required by Section 906 has been provided to Nexen Inc. and shall be retained by Nexen Inc. and furnished to the Securities and Exchange Commission or its staff upon request.